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FORM 8-A/A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

SeeBeyond Technology Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation or organization)	95-4249153 (I.R.S. Employer Identification No.)
404 East Huntington Drive, Monrovia, California (Address of principal executive offices)	91016 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

NONE

Securities to be registered pursuant to Section 12(g) of the Act:

COMMON STOCK, PAR VALUE $0.0001 PER SHARE

Item 1. Description of Registrant's Securities to be Registered.

  Incorporated by reference to "Description of Capital Stock" section and "Capitalization" section of the Registrant's Registration Statement on Form S-3 filed with the Securities and Exchange Commission on January 29, 2002, as amended (file number 333-81616).

Item 2. Exhibits.

        The following exhibits are filed as a part of this Registration Statement:

  3.1* Restated Certificate of Incorporation of Registrant.

  3.2* Bylaws of Registrant

*
Incorporated by reference to exhibits to the Registrant's Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 8, 2002.

SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: February 8, 2002	SeeBeyond Technology Corporation
	By:	/s/ BARRY J. PLAGA Barry J. Plaga, Senior Vice President, Finance and Chief Financial Officer

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  Item 1. Description of Registrant's Securities to be Registered.
  Item 2. Exhibits.
SIGNATURE